                               POWER OF ATTORNEY

The undersigned hereby appoints each of Lance Martinez and Tigran Sinanyan, signing singly, his or her true and lawful attorney-in-fact to:

        1.    apply for and obtain on behalf of the undersigned the necessary access codes to file Forms 3, 4, 5 and 144, pursuant to Section
              16(a) of the Securities Exchange Act of 1934 and Rule 144 of the
              Securities Act of 1933, respectively, electronically via the EDGAR system pursuant to Regulation S-T and the rules thereunder, and

        2.    act in a filing agent capacity to perform any and all acts for and on behalf of the undersigned which may be necessary to complete the filing of any such Form 3, 4, 5 and 144 with the U.S.
              Securities and Exchange Commission and any other authority in accordance with Section 16(a) of the Securities Exchange Act of
              1934 and the rules thereunder and Rule 144 of the Securities Act of 1933.

The undersigned hereby grants to each attorney-in-fact the full power and authority, for the undersigned and on behalf of the undersigned, to perform all acts necessary and proper to be done in the exercise of the rights and powers hereby granted.

The undersigned acknowledges that the foregoing individuals are acting under this Power of Attorney at the request of the undersigned and are not assuming any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934 or Rule 144 of the Securities Act of 1933.

Each attorney-in-fact shall be authorized to act under this Power of Attorney only so long as such attorney-in-fact is an employee of MediaAlpha, Inc. or until such time as this Power of Attorney has been revoked, annulled or set aside.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of this 19th day of October, 2020.

                                        /s/ Tigran Sinanyan
                                        ----------------------------------------

                                        Name: Tigran Sinanyan